                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ___________________________

                                  FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      JUNE 10, 1999


                         YORK INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       001-10863                13-3473472
(State or Other Jurisdiction          (Commission)           (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)

631 S. Richland Avenue
York, Pennsylvania                                                 17403
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code            (717) 771-7890

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On June 10, 1999, York International Corporation (the "Company") acquired all of the outstanding capital stock of Sabroe A/S ("Sabroe") from J. Lauritzen Holding A/S and the other shareholders of Sabroe. The purchase price was $407.1 million in cash, plus the assumption of $216.0 million of debt of Sabroe. The Company financed the acquisition through issuance of commercial paper, supported by $500 million and $400 million revolving credit facilities.

          Sabroe is a supplier of industrial and marine refrigeration systems and products, with markets for its refrigeration products primarily in Europe, Latin America and Asia. Sabroe also provides refrigeration contracting services, which include customized refrigeration solutions for industrial food processing and marine customers. The Company intends to integrate the business of Sabroe into the Company's existing refrigeration group.

          The Company is not aware of any material relationship between the sellers of the shares of Sabroe and the Company or any of the Company's affiliates, or any director or officer of the Company or any associate of any such director or officer.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements of Businesses Acquired.

               Financial Statements of Sabroe for the years ended December 31, 1998 and 1997:
               -    Auditors' Report
               -    Accounting Policies
               - Profit and Loss Account - Group for the years ended December 31, 1998 and 1997
               -    Balance Sheet - Group as at December 31, 1998 and 1997
               - Cash Flow Statement - Group for the years ended December 31, 1998 and 1997
               - Profit and Loss Account - Parent Company for the years ended December 31, 1998 and 1997
               -    Balance Sheet - Parent Company as at December 31, 1998 and
                    1997
               -    Notes to Financial Statements as of December 31, 1998 and
                    1997
               -    The Companies in the Sabroe Group

          (b)  Pro Forma Financial Information.

               - Unaudited Pro Forma Condensed Combined Statement of Operations Information -year ended December 31, 1998 and six months ended June 30, 1999

          (c)  Exhibits

               23.1 Consent of KPMG C. Jespersen and Deloitte & Touche Company of State Authorised Public Accountants

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             YORK INTERNATIONAL CORPORATION

CORPORATION
                                             /s/ Charles F. Cargile
                                             ------------------------------
Date: August 23, 1999                        By: Charles F. Cargile
                                             Title: Corporate Controller
                                             (Principal Accounting Officer)

            FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

                                     INDEX


Financial Statements of Sabroe for the years ended December 31, 1998 and 1997

Auditors' Report....................................................    F-2

Accounting Policies.................................................    F-3

Profit and Loss Account - Group.....................................    F-8

Balance Sheet - Group...............................................    F-9

Group Cash Flow Statement...........................................   F-11

Profit and Loss Account - Parent Company............................   F-12

Balance Sheet - Parent Company......................................   F-13

Notes...............................................................   F-15

The Companies in the Sabroe Group...................................   F-24


                        Pro Forma Financial Information

York International Corporation and Sabroe
Pro Forma Financial Information.....................................   F-32

Unaudited Pro Forma Condensed Combined Statement of Operations
Information for year ended December 31, 1998 and six months
ended June 30, 1999.................................................   F-34

Auditors' report


We have audited the 1998 Group accounts and annual accounts for Sabroe Refrigeration A/S as prepared by the Management.

Basis of opinion

We have planned and conducted the audit in accordance with generally accepted auditing standards, so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatements. Based on an evaluation of materiality and risk, we have, during the audit, verified the basis and documentation for the amounts and other information disclosed in the accounts. We have assessed the accounting policies applied and the accounting estimates made, as well as evaluated the overall adequacy of the presentation of information in the accounts. Our audit has not given rise to any qualifications.

Opinion

In our opinion, the Group accounts and annual accounts have been prepared in accordance with the accounting provisions of Danish legislation, and give a true and fair view of the parent company's and Group's assets and liabilities, financial position and profit for the year.


Arhus, 12 March 1998



KPMG C. Jespersen                    DELOITTE & TOUCHE
                                     Company of State Authorised Public
                                     Accountants

Henning Olesen       Erik Dybdahl       Karsten Mumm       Jesper Meto
State Authorised     State Authorised   State Authorised   State Authorised
Public Accountant    Public Accountant  Public Accountant  Public Accountant

Accounting policies


The accounts of the Group and of the parent company have been prepared in accordance with the Danish Company Accounts Act, and are presented on the basis of the same accounting policies as last year.

Group accounts

The Group accounts include the accounts of the parent company, Sabroe Refrigeration A/S, and its subsidiaries. The companies that are not subsidiaries, but in which Sabroe Refrigeration A/S or a subsidiary owns 20% or more of the voting rights, are considered associated undertakings.

The annual accounts of the Group companies have been prepared in overall conformity with the accounting policies used by the parent company.

The Group accounts have been prepared by adding identical items, and then eliminating internal income and expense items, internal shareholdings, inter-company balances and internal profit on stocks.

Newly acquired companies are included in the Group result from the time of acquisition. Companies sold off are included in the profit and loss account until the date of their disposal, except in the case of companies where the decision to sell them was already taken in 1996 as part of the overall strategy for setting up the present structure of ownership and the current organisational structure. Such companies are left out of the consolidation process, and are included in a separate item in the profit and loss account.

When the Group takes over new companies, goodwill is calculated as the difference between the purchase price and the intrinsic value of the newly acquired company at the date of acquisition, calculated in accordance with the Group's accounting policies, and after any possible value adjustments of assets and liabilities. The goodwill statement includes provisions for restructuring costs agreed at the date of acquisition, and paid as a consequence of the acquisition. Goodwill is amortised over five years. In the case of larger-scale strategic acquisitions with long-term effects on earnings, goodwill is amortised over a maximum of twenty years.

The minority shareholders' proportional share of the profit and equity of the subsidiaries is stated separately, and is not included in the Group result or Group equity.

Foreign currencies

Assets and liabilities are translated into Danish kroner (DKK) at the rates of exchange on 31

December or, in such cases where forward contracts have been entered into, at the forward rate.

Materialised and non-materialised exchange gains/losses on outstanding accounts, etc., in foreign currencies are included in the profit and loss account under financial items. Foreign exchange gains/losses on financial contracts purchased to hedge customer orders are entered in the profit and loss account on the day the orders are settled.

The annual accounts of foreign subsidiaries are converted into Danish kroner
(DKK) using the rates of exchange on 31 December for balance sheet items, and using the rates of exchange on the transaction date for profit and loss account items. The difference between the rate on the transaction date and the year-end rate is entered directly in the equity account. Differences in exchange rates arising from the conversion of the foreign subsidiaries' equity at the beginning of the year and that at year-end are regulated via the equity account. Exchange gains/losses from the hedging of foreign subsidiaries' equity are correspondingly regulated via the equity account.

Profit and loss account

Net turnover
The net turnover is calculated according to the completed contract method.

For large orders on the account of a third party, the percentage-of-completion method has been used, which means that the value of the part of the orders that has been completed has been included at the estimated sales value of the work carried out.

Cost of sales

Cost of sales include costs inclusive of depreciation and the salaries incurred to achieve the net turnover of the financial year. The sales companies include the cost of goods sold, and the production companies include the manufacturing costs corresponding to the turnover of the financial year. Cost of sales also includes R&D costs.

Distribution costs
Distribution costs include the cost of sales personnel, advertising and exhibitions, etc., inclusive of depreciation.

Administrative costs
Administrative costs include the cost of administrative personnel, the management, office premises, office expenses, etc., inclusive of depreciation.

Financial items
Financial items include interest income/expenses, materialised and non-materialised foreign exchange gains related to receivables and payables in foreign currencies.

Profits/losses of subsidiaries and associated undertakings
The proportional share of the profits/losses of the individual subsidiaries less non-materialised internal profit and less amortisation on consolidated goodwill is entered in the profit and loss account of the parent company as income. The share of the tax of subsidiaries is charged to the tax item of the profit and loss account.

The proportional share of the profits/losses of the associated undertakings less non-materialised internal profit is entered in the profit and loss account of the parent company and the Group as income. The share of the tax of associated undertakings is charged to the tax item of the profit and loss account.

Tax
Tax is charged as the tax payable on the result for the year, plus any change in deferred taxation.

Sabroe Refrigeration A/S is jointly taxed with the Danish companies within the Sabroe Group, along with certain foreign companies within the Group. In the jointly taxed Group, the tax payable by the subsidiary companies is paid to the parent company as a joint taxation contribution. The joint taxation contribution is entered as income in the parent company's accounts.

Extraordinary items
Extraordinary items include income and expenses related to matters other than the ordinary activities.

Balance Sheet

Intangible fixed assets
Intangible fixed assets are stated at purchase price less accumulated amortisation. Amortisation is carried out on a straight line basis over the expected useful life of the asset, up to a maximum of five years.

In the case of larger-scale strategic acquisitions with long-term effects on earnings, goodwill is amortised over a maximum of twenty years.

Tangible fixed assets
Tangible fixed assets are stated at purchase price or cost price less accumulated depreciation. Depreciation is carried out on a straight line basis over the estimated useful life of the assets, which is 20-30 years for buildings and 3-6 years for technical plant and machinery, etc.

Assets with a purchase price or cost price of less than DKK 25,000 per unit are entered as expenditure in the year of acquisition.

Financial fixed assets
Investments in subsidiaries and associated undertakings are recorded in the annual accounts of the parent company using the equity method. The investments are valued at the pro rata share of the companies' equity, with the addition of consolidated goodwill and less non-materialised intra-group profit and amortisation on consolidated goodwill.

Net assets in non-continuing companies are included in a separate item under financial fixed assets.

Other financial fixed assets are valued at purchase price less any write-downs.

Stocks
Raw materials and consumables are valued at purchase price.

Work in progress and stocks are valued at cost, which includes costs directly attributable to the cost price of the raw materials and consumables, plus the cost of processing these, and any other costs arising directly or indirectly from the production of the goods in question.

For stocks whose expected selling price less any completion and sales costs (the net realisable value) is lower than the purchase price or the cost price respectively, the price is written down to the net realisable value.

Large orders on the account of a third party have been valued at the sales value of the part of the orders that has been executed as at the balance sheet date (the percentage-of-completion method). In the case of loss-making orders, provision is made for any foreseeable losses.

Cost and purchase prices are calculated using the FIFO method.

Any pre-payments received from customers are set off against work in progress for the account of third parties to the extent that these pre-payments correspond to the value of work in progress.

Receivables
A provision for receivables is made on the basis of an individual assessment of each receivable.

Provisions
Pension commitments that are not covered by insurance are calculated as the capitalised value of the actual pensions concerned.

Deferred tax is provided for as the difference between the book values and the taxable values, apart from such differences between capital shares in subsidiary companies and associated undertakings, since the intention is that these holdings will be retained over a longer period of time.

Guarantee provisions include provisions for general and specific guarantee commitments.

Other provisions are made to the extent that unclarified risks of claims related to specific cases are outstanding at the end of the financial year, inclusive of provisions concerning loss-making projects. Moreover, provisions are made for restructuring initiatives that have been decided upon but are yet to be completed, and where there is uncertainty as to the final costs or the time at which said costs are to be met.

Group cash flow statement

The cash flow statement shows the Group's cash flow for the year, along with the Group's liquid assets at the beginning and end of the financial year. The cash flow is shown divided up by activity, involving operations, investments and financing.

The cash flow statement is laid out using the indirect method, on the basis of the operating profit.

The cash flow from operations is calculated on the basis of the operating profit adjusted for non-liquid operating items, changes in net working capital, and paid-up financial items and corporation taxes. The net working capital includes stocks, current assets and short-term debt related to operating activities.

The cash flow from investments includes the sale and purchase of fixed assets, including participating interests in other companies.

The cash flow from financing activities includes payments to and from shareholders, and the raising and repayment of both long-term and short-term interest-bearing debt.

Cash and cash equivalents include cash in hand and bank deposits.

PROFIT AND LOSS ACCOUNT - GROUP
--------------------------------------------------------------------------------

Amounts in DKK 1,000
  Note                                               1998              1997
   1         NET TURNOVER                          4,635,801        3,594,031

   2         Cost of sales                        -3,718,095       -2,874,115
                                                 -----------      -----------

             GROSS PROFIT                            917,706          719,916

   2         Distribution costs                     -390,970         -311,123

   2         Administrative costs                   -325,208         -277,878
                                                 -----------      -----------

             OPERATING PROFIT                        201,528          130,915

   6         Goodwill amortisation                   -50,200          -30,298

   9         Income from associated companies          7,003            7,144

   4         Net interest expense                    -68,365          -50,110
                                                 -----------      -----------

             PROFIT ON ORDINARY ACTIVITIES            89,966           57,651

             Result from sold companies                    -             -383
                                                 -----------      -----------

             PROFIT BEFORE TAX                        89,966           57,268

   5         Tax                                     -11,520           -8,473
                                                 -----------      -----------

             PROFIT BEFORE MINORITY INTERESTS         78,446           48,795

             Minority interests                        1,912            8,077
                                                 -----------      -----------

             SABROE'S SHARE OF NET PROFIT             80,358           56,872
                                                 ===========      ===========

BALANCE SHEET AS AT 31 DECEMBER - GROUP
--------------------------------------------------------------------------------

Amounts in DKK 1,000
  Note                                                              1998             1997
          ASSETS
          FIXED ASSETS
      6   INTANGIBLE FIXED ASSETS
          Goodwill                                               949,717          854,621
                                                           -------------    -------------

      7   TANGIBLE FIXED ASSETS
          Land and buildings                                     351,064          348,967
          Plant and machinery                                    133,778          115,947
          Other fixtures, fittings and equipment                  74,181           74,314
          Work in course of construction                          42,961           17,023
                                                           -------------    -------------
                                                                 601,984          556,251
                                                           -------------    -------------

          FINANCIAL FIXED ASSETS
      9   Participating interests in associated companies         31,768           26,619
                                                           -------------    -------------
          TOTAL FIXED ASSETS                                   1,583,469        1,437,491
                                                           -------------    -------------

          CURRENT ASSETS
          STOCKS
          Raw materials and consumables                          114,917          129,834
          Work in progress                                       136,797          122,412
          Finished goods                                         124,759          117,602
     10   Work in progress on behalf of third parties            253,673          238,233
          Stock prepayments                                       14,384            9,332
                                                           -------------    -------------
                                                                 644,530          617,413
                                                           -------------    -------------

     11   RECEIVABLES
          Trade receivables                                    1,077,438          830,669
          Other receivables                                       88,794          167,421
          Prepayments and accrued income                          44,517           24,640
                                                           -------------    -------------
                                                               1,210,749        1,022,730
                                                           -------------    -------------
          CASH AT BANK AND IN HAND                               199,087          267,062
                                                           -------------    -------------
          TOTAL CURRENT ASSETS                                 2,054,366        1,907,205
                                                           -------------    -------------
          TOTAL ASSETS                                         3,637,835        3,344,696
                                                           =============    =============

BALANCE SHEET AS AT 31 DECEMBER - GROUP
--------------------------------------------------------------------------------

Amounts in DKK 1,000
  Note                                                        1998                      1997
          LIABILITIES

12        CAPITAL AND RESERVES
          Share capital                                    380,000                   380,000
          Share premium account                                  0                   227,980
          Profit and loss account                          342,755                    99,967
                                                     -------------             -------------

          SABROE'S CAPITAL AND RESERVES                    722,755                   707,947
                                                     -------------             -------------

          MINORITY INTERESTS                                 9,812                     9,462
                                                     -------------             -------------

          THE GROUP'S CAPITAL AND RESERVES                 732,567                   717,409
                                                     -------------             -------------

13        SUBORDINATED LOAN CAPITAL                         17,248                    16,498
                                                     -------------             -------------

          PROVISIONS
          Provisions for pension                            42,054                    48,200
          Provisions for deferred tax                        4,856                    20,234
          Guarantee provisions                             110,875                   106,520
14        Other provisions                                 124,714                   167,742
                                                     -------------             -------------

                                                           282,499                   342,696
                                                     -------------             -------------
          DEBT

15        LONG-TERM DEBT
          Mortgage on land and buildings                   231,343                   168,593
          Debt owed to banks                               663,807                   728,168
                                                     -------------             -------------

                                                           895,150                   896,761
                                                     -------------             -------------
          CURRENT DEBT
          Short-term share of long-term debt                75,969                    78,511
          Debt owed to banks                               418,447                   275,919
          Payments received on account                     172,657                   131,124
          Trade payables                                   561,549                   390,611
          Bills of exchange payable                         14,709                    30,797
          Corporation tax                                   15,635                     7,489
16        Other payables                                   451,405                   456,881
                                                     -------------             -------------

                                                         1,710,371                 1,371,332
                                                     -------------             -------------

          TOTAL DEBT                                     2,605,521                 2,268,093
                                                     -------------             -------------

          TOTAL LIABILITIES                              3,637,835                 3,344,696
                                                     =============             =============
17        PLEDGES AND CONTINGENT LIABILITIES

GROUP CASH FLOW STATEMENT
--------------------------------------------------------------------------------

Amounts in 1,000 DKK
 Note                                                            1998           1997
    NET TURNOVER                                               4,635,801      3,594,031

    Operating charges                                         -4,434,273     -3,463,116
                                                            ------------   ------------
    OPERATING PROFIT                                             201,528        130,915

    Financial items                                              -68,365        -50,110
    Depreciation exclusive of goodwill                            76,812         68,454
    Exchange adjustments etc                                     -17,900         12,829
    Change in provisions for pension and guarantees etc          -13,145         -9,836
                                                            ------------   ------------
    NET CASH INFLOW BEFORE CHANGE IN
    NET WORKING CAPITAL                                          178,930        152,252

    Change in stocks and received prepayments                     11,203        -50,840
    Change in debtors                                           -104,290        -31,276
    Change in trade creditors and other creditors                 88,657        -95,632
                                                            ------------   ------------
    NET CASH INFLOW/OUTFLOW FROM
    ORDINARY ACTIVITIES                                          174,500        -25,496

    Tax paid                                                     -20,635        -15,969
                                                            ------------   ------------
    NET CASH INFLOW/OUTFLOW FROM
                                                            ------------   ------------
    OPERATING ACTIVITIES                                         153,865        -41,465
                                                            ------------   ------------

    Acquisition and disposal of tangible fixed assets           -131,488        -65,462
 18 Acquisition and disposal of businesses                       -93,601       -637,441
    Restructuring expenditure, acquired businesses               -51,133        -47,801
    Dividend received from associated companies                    1,426            600
                                                            ------------   ------------
    NET CASH OUTFLOW FROM INVESTING ACTIVITIES                  -274,796       -750,104
                                                            ------------   ------------

    Change in long-term debt                                       2,234        508,191
    Change in subordinated loan capital                              750          1,000
    Change in current debt                                        68,416         83,528
    Settlement of warrants programme                             -31,458              0
    Shareholders' capital injection                                    0        183,000
                                                            ------------   ------------
    NET CASH INFLOW FROM FINANCING                                39,942        775,719
                                                            ------------   ------------

    CHANGE IN CASH AND CASH EQUIVALENTS                          -80,989        -15,850
                                                            ------------   ------------

    CASH AND CASH EQUIVALENTS AT 1 JAN                           267,062         91,127
                                                            ------------   ------------
    Cash and cash equivalents related to
    acquisition and disposal of companies                         13,014        191,785
                                                            ------------   ------------

    CASH AND CASH EQUIVALENTS AT 31 DEC                          199,087        267,062
                                                            ============   ============

    The group cash flow statement cannot be directly derived from the published set of accounts.

PROFIT AND LOSS ACCOUNT - PARENT COMPANY
--------------------------------------------------------------------------------

Amounts in DKK 1,000
  Note                                                1998              1997
   1         NET TURNOVER                            865,060          808,273

   2         Cost of sales                          -709,938         -645,283
                                                 -----------      -----------

             GROSS PROFIT                            155,122          162,990

   2         Distribution costs                      -54,056          -51,066

   2         Administrative costs                    -73,537          -65,203
                                                 -----------      -----------

             OPERATING PROFIT                         27,529           46,721

   3         Income from subsidiaries                 87,734           33,332

   9         Income from associated companies          2,870            4,616

   4         Financial items                         -26,536          -20,943
                                                 -----------      -----------

             PROFIT ON ORDINARY ACTIVITIES            91,597           63,726

             Result from sold companies                    -             -383
                                                 -----------      -----------

             PROFIT BEFORE TAX                        91,597           63,343

   5         Tax                                     -11,239           -6,471
                                                 -----------      -----------

             NET PROFIT                               80,358           56,872
                                                 ===========      ===========

             amount which the Board recommends
             be appropriated as follows:

             Transferred to subsidiary reserve        71,738

             Transferred to profit and loss
             account                                   8,620
                                                 -----------
             Total to be carried forward to next
              year                                    80,358
                                                 ===========

BALANCE SHEET AS AT 31 DECEMBER - PARENT COMPANY
--------------------------------------------------------------------------------

Amounts in DKK 1,000
  Note                                                              1998             1997

          ASSETS
          FIXED ASSETS
      7   TANGIBLE FIXED ASSETS
          Land and buildings                                     105,939          103,955
          Plant and machinery                                     64,575           45,731
          Other fixtures, fittings and equipment                  15,415           14,092
          Work in course of construction                          37,478            9,502
                                                           -------------    -------------
                                                                 223,407          173,280
                                                           -------------    -------------

          FINANCIAL FIXED ASSETS
      8   Participating interests in subsidiaries              1,182,650        1,074,768
      9   Participating interests in associated companies         21,253           20,539
                                                           -------------    -------------
                                                               1,203,903        1,095,307
                                                           -------------    -------------
          TOTAL FIXED ASSETS                                   1,427,310        1,268,587
                                                           -------------    -------------

          CURRENT ASSETS
          STOCKS
          Raw materials and consumables                           23,835           30,531
          Work in progress                                        77,780           73,171
          Finished goods                                          27,995           22,748
     10   Work in progress on behalf of third parties             73,055           58,078
                                                           -------------    -------------
                                                                 202,665          184,528
                                                           -------------    -------------
     11   RECEIVABLES
          Trade receivables                                      151,417          145,956
          Amounts owed by affiliated undertakings                370,862          271,691
          Dividend receivable                                     17,239           17,524
          Other receivables                                       15,803           97,996
          Prepayments and accrued income                           4,196            3,453
                                                           -------------    -------------
                                                                 559,517          536,620
                                                           -------------    -------------
          CASH AT BANK AND IN HAND                                32,042            9,983
                                                           -------------    -------------
          TOTAL CURRENT ASSETS                                   794,224          731,131
                                                           -------------    -------------
          TOTAL ASSETS                                         2,221,534        1,999,718
                                                           =============    =============

BALANCE SHEET AS AT 31 DECEMBER - PARENT COMPANY
--------------------------------------------------------------------------------


Amounts in DKK 1,000
Note                                                          1998                      1997
          LIABILITIES

12        CAPITAL AND RESERVES
          Share capital                                    380,000                   380,000
          Share premium account                                  0                   227,980
          Subsidiary reserve                                62,426                     6,830
          Profit and loss account                          280,329                    93,137
                                                     -------------             -------------

                                                           722,755                   707,947
                                                     -------------             -------------

13        SUBORDINATED LOAN CAPITAL                         17,248                    16,498
                                                     -------------             -------------

          PROVISIONS
          Guarantee provisions                              42,330                    37,152
14        Other provisions                                  72,390                   118,829
                                                     -------------             -------------

                                                           114,720                   155,981
                                                     -------------             -------------

          DEBT

15        LONG-TERM DEBT
          Mortgage on land and buildings                    97,769                    49,899
          Debt owed to banks                               551,990                   603,273
                                                     -------------             -------------

                                                           649,759                   653,172
                                                     -------------             -------------

          SHORT-TERM DEBT
          Short-term share of long-term debt                54,312                    54,952
          Debt owed to banks                               217,382                   174,058
          Payments received on account                      46,851                    30,535
          Trade payables                                    93,027                    56,896
          Amounts owed to affiliated undertakings          153,211                    14,555
16        Other payables                                   152,269                   135,124
                                                     -------------             -------------

                                                           717,052                   466,120
                                                     -------------             -------------

          TOTAL DEBT                                     1,366,811                 1,119,292
                                                     -------------             -------------

          TOTAL LIABILITIES                              2,221,534                 1,999,718
                                                     =============             =============
17        PLEDGES AND CONTINGENT LIABILITIES

NOTES
--------------------------------------------------------------------------------

Amounts in DKK 1,000                                                    Group              Parent company
                                                                 -------------------     --------------------
 Note                                                              1998       1997         1998        1997
  1      NET TURNOVER
         Denmark                                                   372,031    386,548       96,230     62,043
         Foreign                                                 4,263,769  3,207,483      768,830    746,230
                                                                 --------------------    --------------------

                                                                 4,635,801  3,594,031      865,060    808,273
                                                                 ====================    ====================

         With reference to section 64c of the
         Danish Company Accounts Act, no
         further allocation is shown

  2      STAFF COSTS
         Remuneration to the Board of Directors                          -          -        1,250      1,250
         Remuneration to the Management                                  -          -        5,931      5,358
         Wages and salaries                                      1,086,185    945,816      244,710    236,811
         Pension and social security costs                         205,733    135,158        9,407      8,533
                                                                 --------------------    --------------------

                                                                 1,291,918  1,080,974      261,298    251,952
                                                                 ====================    ====================

         The parent company has in 1998 settled
         the Management's warrants programme by
         buying the rights.
         Reference is made to notes 12 and 17.

         Average number of employees                                 4,435      3,872          856        868
                                                                 ====================    ====================

         Number of employees at year end                             4,765      4,463          838        833
                                                                 ====================    ====================

  2      FEE TO AUDITORS APPOINTED BY THE
         GENERAL MEETING
         KPMG :
         Audit fee                                                                           1,072        850
         Other services                                                                      1,587      4,564
                                                                                         --------------------

                                                                                             2,659      5,414
                                                                                         ====================
         Deloitte & Touche :
         Audit fee                                                                             125          -
         Other services                                                                          -          -
                                                                                         --------------------

                                                                                               125          0
                                                                                         ====================

                                                                                             2,784      5,414
                                                                                         ====================

NOTES
--------------------------------------------------------------------------------

Amounts in DKK 1,000                                                     Group                     Parent company
                                                                   -------------------          --------------------
 Note                                                                 1998       1997               1998        1997
3        INCOME FROM SUBSIDIARIES

         Profit before tax, subsidiaries                                                           122,977     51,538
         Profit before tax, minority interests                                                       1,632      6,860
         Amortisation of goodwill                                                                  -36,875    -25,066
                                                                                                 --------------------

                                                                                                    87,734     33,332
                                                                                                 ====================

4        NET INTEREST EXPENSE
         Income
         Interest income, subsidiaries                                     -          -             13,832      6,186
         Interest income, other                                       21,092     16,515              5,617      5,502
                                                                    -------------------          --------------------

                                                                      21,092     16,515             19,449     11,688
                                                                    -------------------          --------------------
         Expenses
         Interest expenses, subsidiaries                                   -          -               -740       -318
         Interest expenses, other                                    -87,115    -61,981            -48,566    -32,358
                                                                    -------------------          --------------------

                                                                     -87,115    -61,981            -49,306    -32,676
                                                                    -------------------          --------------------

         Exchange adjustment, net                                     -2,342     -4,644              3,321         45
                                                                    -------------------          --------------------

                                                                     -68,365    -50,110            -26,536    -20,943
                                                                    ===================          ====================



5        TAX
         Tax on profit on ordinary activities                        -13,778     -6,158                421        124
         Joint taxation contribution from                                  -          -              5,308      3,963
         subsidiaries
         Tax subsidiaries exclusive of minority
         interests' share                                                  -          -            -20,135     -8,978
         Adjustment related to previous years                          4,139          0              4,139          0
         Tax associated companies                                     -1,881     -2,315               -972     -1,580
                                                                    -------------------          --------------------

                                                                     -11,520     -8,473            -11,239     -6,471
                                                                    ===================          ====================
         Tax paid in 1998 on profit on ordinary
         activities:
         Domestic                                                        972      1,190                  0          0
         Foreign                                                      19,663     14,779                  0          0
                                                                    -------------------          --------------------

                                                                      20,635     15,969                  0          0
                                                                    ===================          ====================

NOTES
--------------------------------------------------------------------------------

Amounts in DKK 1,000                                               Group                     Parent company
                                                            -------------------          --------------------
 Note                                                         1998        1997              1998        1997
6        INTANGIBLE FIXED ASSETS
         Goodwill
         Cost at 1 Jan                                        894,785    295,983
         Additions                                            145,296    635,119
         Disposals                                                  0    -36,317
                                                            --------------------

         Cost at 31 Dec                                     1,040,081    894,785
                                                            --------------------

         Amortisation and write-down at 1 Jan                  40,164      9,866
         Amortisation                                          50,200     30,298
                                                            --------------------

         Amortisation and write-down at 31 Dec                 90,364     40,164
                                                            --------------------

         Book value at 31 Dec                                 949,717    854,621
                                                            ====================

NOTES
--------------------------------------------------------------------------------

Amounts in DKK 1,000
 Note

     TANGIBLE FIXED ASSETS

                                                                          Other fix-   Plant un-
     GROUP                                      Land and     Plant and    tures and     der con-
                                                buildings    machinery     fittings    struction        Total
     Cost at 1 Jan 98                             480,039      412,925      245,366       17,023    1,155,353
     Exchange adjustments                            -892      -18,729       -5,930         -124      -25,675
     Additions from acquired comp.                  9,282       11,345        5,762            0       26,389
     Additions                                     12,404       41,522       37,184       52,059      143,169
     Transferred                                    5,887       18,426        1,678      -25,991            0
     Disposals                                    -17,733      -25,484      -60,096           -6     -103,319
                                                -------------------------------------------------------------

     Cost at 31 Dec 98                            488,987      440,005      223,964       42,961    1,195,917
                                                -------------------------------------------------------------

     Depreciation/write-down 1 Jan 98             131,072      296,978      171,052            0      599,102
     Exchange adjustments                          -2,797      -11,197         -794            0      -14,788
     Additions from acquired comp.                    159        7,108        2,490            0        9,757
     Depreciation                                  13,897       33,479       29,436            0       76,812
     Disposals                                     -4,408      -20,141      -52,401            0      -76,950
                                                -------------------------------------------------------------
     Depreciation/write-down 31 Dec 98            137,923      306,227      149,783            0      593,933
                                                -------------------------------------------------------------

     Book value at 31 Dec 98                      351,064      133,778       74,181       42,961      601,984
                                                =============================================================

     Book value at 31 Dec 97                      348,967      115,947       74,314       17,023      556,251
                                                =============================================================

     Official assessment value at 1 Jan 98 for land and buildings located in Denmark amounts to DKK 221.320 (1997: DKK 221.280) vs book value of DKK
     216.357 (1997: DKK 215.075)

                                                                          Other fix-   Plant un-
     PARENT COMPANY                             Land and     Plant and    tures and     der con-
                                                buildings    machinery     fittings    struction        Total
     Cost at 1 Jan 98                             162,106      165,905       60,304        9,502      397,817
     Additions                                      6,881       28,798        5,477       33,361       74,517
     Transferred                                        0        3,969        1,416       -5,385            0
     Disposals                                          0       -3,839      -22,716            0      -26,555
                                                -------------------------------------------------------------

     Cost at 31 Dec 98                            168,987      194,833       44,481       37,478      445,779
                                                -------------------------------------------------------------

     Depreciation/write-down 1 Jan 98              58,151      120,174       46,212            0      224,537
     Depreciation                                   4,897       13,498        5,028            0       23,423
     Disposals                                          0       -3,414      -22,174            0      -25,588
                                                -------------------------------------------------------------
     Depreciation/write-down 31 Dec 98             63,048      130,258       29,066            0      222,372
                                                -------------------------------------------------------------

     Book value 31 Dec 98                         105,939       64,575       15,415       37,478      223,407
                                                =============================================================

     Book value 31 Dec 97                         103,955       45,731       14,092        9,502      173,280
                                                =============================================================

     Official assessment value at 1 Jan 98 for land and buildings located in Denmark amounts to DKK 102.020 (1997: DKK 105.030) vs book value of DKK
     105.939 (1997: DKK 103.955)

NOTES
--------------------------------------------------------------------------------


Amounts in DKK 1,000                                     Group                 Parent company
                                                 ---------------------      ---------------------
 Note                                               1998       1997            1998       1997

     7   Depreciation is included in the
         following
         profit and loss account items:

         Cost of sales                               47,705     42,407          14,090     13,089
         Distribution costs                           7,816      7,113             359        639
         Administrative costs                        21,291     18,934           8,974      7,838
                                                 ---------------------      ---------------------
                                                     76,812     68,454          23,423     21,566
                                                 =====================      =====================

     8   PARTICIPATING INTERESTS IN SUBSIDIARIES
         Cost at 1 Jan                                                       1,110,998    549,559
         Additions                                                              75,232    562,575
         Disposal of subsidiaries                                                    0     -1,136
                                                                            ---------------------
         Cost at 31 Dec                                                      1,186,230  1,110,998
                                                                            ---------------------
         Adjustments at 1 Jan                                                  -36,230    -36,080
         Exchange adjustments                                                  -21,737      9,622
         Profit before tax                                                      87,734     33,332
         Tax                                                                   -15,996     -8,978
         Dividend from subsidiaries                                            -16,142    -24,781
         Disposal of subsidiaries                                                    0    -12,045
         Other adjustments                                                      -1,209      2,700
                                                                            ---------------------
         Adjustments at 31 Dec                                                  -3,580    -36,230
                                                                            ---------------------

         Value of subsidiaries at 31 Dec                                     1,182,650  1,074,768
                                                                            =====================

         Consolidated goodwill amounts to                                      682,267    676,977
                                                                            =====================

NOTES
--------------------------------------------------------------------------------

Amounts in DKK 1,000                                          Group                      Parent company
                                                   -------------------------        -------------------------
 Note                                                1998             1997            1998           1997
  9      PARTICIPATING INTERESTS IN
         ASSOCIATED COMPANIES
         Cost at 1 Jan                                  16,269        20,959              10,870      11,415
         Additions                                       1,144         2,047                   0       2,179
         Disposals                                        -458        -6,737                   0      -2,724
                                                   -------------------------        ------------------------
         Cost at 31 Dec                                 16,955        16,269              10,870      10,870
                                                   -------------------------        ------------------------
         Adjustments at 1 Jan                           10,350         9,022               9,669       7,233
         Exchange adjustments                              767        -2,901                  16           0
         Profit before tax                               7,003         7,144               2,870       4,616
         Tax                                            -1,881        -2,315                -972      -1,580
         Dividend                                       -1,426          -600              -1,200        -600
                                                   -------------------------        ------------------------
         Adjustments at 31 Dec                          14,813        10,350              10,383       9,669
                                                   -------------------------        ------------------------
         Book value at 31 Dec                           31,768        26,619              21,253      20,539
                                                   =========================        ========================

10       WORK IN PROGRESS ON BEHALF
         OF THIRD PARTIES
         Work in progress                              917,295       714,759             176,424      76,514
         Prepayments received                         -663,622      -476,526            -103,369     -18,436
                                                   -------------------------        ------------------------
                                                       253,673       238,233              73,055      58,078
                                                   =========================        ========================
         On account profit included in
         work in progress                               19,418        12,476               4,585       2,629
                                                   =========================        ========================

11       RECEIVABLES

         Trade receivables due after more
         than one year                                   6,571         6,437               1,150         432
                                                   =========================        ========================

NOTES
--------------------------------------------------------------------------------

Amounts in DKK 1,000
 Note                                                         Group                        Parent company
                                                     -----------------------        --------------------------
                                                        1998          1997               1998          1997
12       CAPITAL AND RESERVES
         Share capital
         Share capital at 1 Jan                        380,000       265,625             380,000     265,625
         Increase of capital                                 0       114,375                   0     114,375
                                                     -----------------------        ------------------------

         Share capital at 31 Dec                       380,000       380,000             380,000     380,000
                                                     -----------------------        ------------------------
         Share premium account
         Share premium account at 1 Jan                227,980       159,355             227,980     159,355
         Increase of capital                                 0        68,625                   0      68,625
         Transferred to profit and loss account       -227,980             0            -227,980           0
                                                     -----------------------        ------------------------

         Share premium account at 31 Dec                     0       227,980                   0     227,980
                                                     -----------------------        ------------------------
         Subsidiary reserve
         Balance at 1 Jan                                    -             -               6,830           0
         Allocated from profit of the year                   -             -              71,738      24,354
         Dividend transferred to profit and loss             -             -             -16,142     -17,524
         account
                                                     -----------------------        ------------------------

         Subsidiary reserve at 31 Dec                        -             -              62,426       6,830
                                                     -----------------------        ------------------------
         Profit and loss account
         Balance at 1 Jan                               99,967        33,874              93,137      33,874
         Transferred from subsidiary reserve                 -             -              16,142      17,524
         Transferred from share premium account        227,980             0             227,980           0
         Exchange adjustment of subsidiaries etc       -20,493         9,221             -20,493       9,221
         Settlement of warrants programme              -45,057             -             -45,057           -
         Allocated from profit of the year              80,358        56,872               8,620      32,518
                                                     -----------------------        ------------------------

         Balance at 31 Dec                             342,755        99,967             280,329      93,137
                                                     -----------------------        ------------------------

         TOTAL CAPITAL AND RESERVES                    722,755       707,947             722,755     707,947
                                                     =======================        ========================

         The share capital consists of 3,800,000 shares of DKK 100 each

NOTES
--------------------------------------------------------------------------------

Amounts in DKK 1,000
 Note                                                       Group                       Parent company
                                                   ----------------------         -----------------------
                                                     1998          1997               1998          1997
13    SUBORDINATED LOAN CAPITAL
      Convertible bonds                              17,248        16,498              17,248      16,498
                                                   ======================         =======================
      As at 31 Dec 97 convertible bonds have been
      issued to the Group Management as subor-
      dinated loan capital totalling DKK 17.248.

      The conversion price is 160 for DKK 16.498 and 250 for DKK 750.


14    OTHER PROVISIONS
      Restructuring                                  90,422       120,266              67,390     113,829
      Other provisions                               34,292        47,476               5,000       5,000
                                                   ======================         =======================
                                                    124,714       167,742              72,390     118,829
                                                   ======================         =======================

15    LONG-TERM DEBT
      Long-term debt falling due after more
      than five years                               253,778       342,523              85,944     171,777
                                                   ======================         =======================

16    OTHER PAYABLES
      Payables related to employees                 205,680       153,519              51,546      34,987
      Other                                         245,725       303,362             100,723     100,137
                                                   ======================         =======================
                                                    451,405       456,881             152,269     135,124
                                                   ======================         =======================

NOTES
--------------------------------------------------------------------------------

Amounts in DKK 1,000
 Note                                                             Group                        Parent company
                                                          ----------------------          --------------------------
                                                           1998           1997               1998          1997
17    PLEDGES AND CONTINGENT
      LIABILITIES
      Contingent liabilities
      Guarantee commitments                                        0         1,000           203,949        97,747
      Annual lease rentals amount to                          63,227        45,518             1,435           342
      Share option                                            31,933        34,158            31,933        34,158
      Discounted bills                                         4,183        16,706                 0             0

      Pledges
      Bank deposit                                            13,660        39,504                 0             0
      Shares in and amounts owed by subsidiary                     0             0            11,159        16,580


      In addition the Group has provided security of DKK 50 million for debt related to hypothecated assets with a book value of DKK 42,000.

      The parent company has settled the
      Management's warrants programme. The final consideration has not been fixed yet. The contingent liability is estimated not to exceed
      DKK 25,000.

      The Group is a party to various cases the outcome of which is not expected to be of importance for the result of the year and the financial position.

      The parent company is jointly taxed with the Danish group companies.


18    ACQUISITIONS AND DISPOSALS OF
      BUSINESSES

      Intangible fixed assets                                152,483       598,802
      Tangible fixed assets                                    1,944        75,111
      Financial fixed assets                                     686         1,966
      Current assets                                         135,063       919,256
      Provisions                                             -29,334      -210,242
      Long-term debt                                               0      -102,935
      Current debt                                          -167,241      -644,517
                                                          ------------------------
      Cash acquisition price, net                             93,601       637,441
                                                          ========================

The Companies in the Sabroe Group

Scandinavia
Sabroe Refrigeration A/S
Hojbjerg, Denmark
Tel. +45 86 27 12 66
Fax  +45 86 27 44 74
Sabroe Refrigeration AB
Norrkoping, Sweden
Tel. +46 11 21 4000
Fax  +46 11 10 2342
Shareholding: 100%
Sabroe S.A.R.L.
Chambery, France
Tel. +33 4 79 627570
Fax  +33 4 79 626226
Shareholding: 100%
Russel Refrigeration Ltd
Edinburgh, Scotland
Tel. +44 131 652 0030
Fax  +44 131 661 0550
Shareholding: 100%
Sabroe de Mexico S.A. de C.V.
Guadalajara - Jalisco
Mexico
Tel. +52 3 823 7500
Fax  +52 3 823 4607
Shareholding: 100%
Sabroe + Soby Koleteknik A/S
Hornslet, Denmark
Tel. +45 86 99 44 33
Fax  +45 86 99 41 70
Shareholding: 100%
Sabroe Marine AB
Norrkoping, Sweden
Tel. +46 11 21 4500
Fax  +46 11 13 3160
Shareholding: 100%
Sabroe BV
Apeldoorn, The Netherlands
Tel. +31 55 538 1600
Fax  +31 55 541 4317
Shareholding: 100%

Ryan Refrigeration Ltd
Glasgow, Scotland
Tel. +44 141 336 2222
Fax  +44 141 336 2318
Shareholding: 100%
Sabroe del Peru S/A
Lima, Peru
Tel. +51 1 221 1839
Fax  +51 1 221 3946
Shareholding: 100%
Sabroe Controls A/S
Viby, Denmark
Tel. +45 86 28 79 11
Fax  +45 86 28 71 44
Shareholding: 100%
Sabroe Svenska AB
Stockholm, Sweden
Tel. +46 8 619 6360
Fax  +46 8 618 1142
Shareholding: 100%
Inham-Refrigeration BV
Dordrecht, The Netherlands
Tel. +31 78 651 1966
Fax  +31 78 651 1144
Shareholding: 100%
S & R Refrigeration Ltd
Bradford, England
Tel. +44 1274 737 070
Fax  +44 1274 722 004
Shareholding: 100%
Sabroe de Colombia Ltda
Bogota, Colombia
Tel. +57 1 540 0773
Fax  +57 1 540 0775
Shareholding: 60%
Sabroe Stoberi A/S
Hornslet, Denmark
Tel. +45 86 99 60 66
Fax  +45 86 99 65 66
Shareholding: 100%
Bonus Energi AB
Brakne-Hoby, Sweden
Tel. +46 457 81820

Fax +46 457 81829
Shareholding: 100%
Sabroe UK Ltd
Birmingham, England
Tel. +44 121 683 7800
Fax  +44 121 683 7810
Shareholding: 100%
Stafford Refrigeration Ltd
West Midlands, England
Tel. +44 121 526 5252
Fax  +44 121 568 6953
Shareholding: 100%
Sabroe de Argentina S.A.
Buenos Aires, Argentina
Tel. +54 11 4303 1714
Fax  +54 11 4303 2023
Shareholding: 100%
Retech Refrigeration Technologies A/S
Hornslet, Denmark
Tel. +45 86 99 42 00
Fax  +45 86 99 42 01
Shareholding: 100%

Europe
Novenco B.V.
Bergschenhoek, The Netherlands
Tel. +31 10 521 4144
Fax  +31 10 521 3586
Shareholding: 100%
Stal Refrigeration Ltd
Middlesex, England
Tel. +44 1895 44 6561/8
Fax  +44 1895 42 0781
Shareholding: 100%
Sabroe Oy
Tallinn, Estonia
Tel. +372 605 2340
Fax  +372 605 2341
Shareholding: 50%

Australia & Oceania
Sabroe Limited

Auckland, New Zealand
Tel. +64 9 444 6434
Fax  +64 9 444 2092
Shareholding: 100%
Novenco A/S
Naestved, Denmark
Tel. +45 70 12 42 22
Fax  +45 55 75 65 50
Shareholding: 100%
Sabroe Industriekalte GmbH
Glinde, Germany
Tel. +49 40 727 740
Fax  +49 40 727 74427
Shareholding: 100%
Ice-Tech Ltd
Merseyside, England
Tel. +44 151 630 1800
Fax  +44 151 638 6465
Shareholding: 100%

North America
Sabroe - M & M Refrigeration, Inc. Canada
Dartmouth, Canada
Tel. +1 902 481 2850
Fax  +1 902 481 2860
Shareholding: 100%
Sabroe Thermfresh Pty Ltd
Victoria, Australia
Tel. +61 3 9544 1166
Fax  +61 3 9562 7061
Shareholding: 100%
Novenco Hi-Pres A/S
Naestved, Denmark
Tel. +45 70 12 07 00
Fax  +45 55 75 65 65
Shareholding: 100%
Sabroe Kalteanlagen GmbH
Vienna, Austria
Tel. +43 1 333 2060
Fax  +43 1 333 206020
Shareholding: 100%
Coolrite Refrigeration Ltd
Tyne & Wear, England.

Tel. +44 191 491 0096
Fax  +44 191 482 0514
Shareholding: 100%
Sabroe Refrigeration Inc
Seattle, USA
Tel. +1 206 285 0904
Fax  +1 206 285 0965
Shareholding: 50%

Asia
Sabroe Refrigeration India Ltd
Pune, India
Tel. +91 212 353 864
Fax  +91 212 353 874
Shareholding: 100%
Novenco A.S.
Oslo, Norway
Tel. +47 22 650 100
Fax  +47 22 649 163
Shareholding: 100%
Sabroe Italia S.r.l.
Vezzano Ligure, Italy
Tel. +39 0187 952522
Fax  +39 0187 952519
Shareholding: 100%
Herbert Refrigeration Ltd
Kent, England
Tel. +44 1795 472 361
Fax  +44 1795 427 602
Shareholding: 100%
M & M Refrigeration Inc
Maryland, USA
Tel. +1 410 754 8005
Fax  +1 410 754 5813
Shareholding: 50%
Sabroe South East Asia Pte Ltd
Singapore
Tel. +65 382 9033
Fax  +65 382 0734
Shareholding: 100%
Sabroe Finland Oy
Helsinki, Finland
Tel. +358 9 6131 5521

Fax  +358 9 6131 5500
Shareholding: 50%
Samifi Freezers S.r.l.
Melzo - Milano, Italy
Tel. +39 02 9573 1183
Fax  +39 02 9573 1202
Shareholding: 100%
Nottingham Refrigeration Ltd
Nottingham, England
Tel. +44 115 986 1046
Fax  +44 115 986 4004
Shareholding: 100%

South America
Sabroe do Brasil Ltda
Sao Paulo, Brazil
Tel. +55 11 837 6700
Fax  +55 11 3641 4951
Shareholding: 100%
Sabroe Philippines Inc.
Manila, The Philippines
Tel. +63 2 820 4258
Fax  +63 2 820 6540
Shareholding: 100%
Oy Novenco AB
Raisio, Finland
Tel. +358 2 432 8500
Fax  +358 2 432 8501
Shareholding: 100%
Sabroe de Espana S.A.
Barcelona, Spain
Tel. +34 93 640 6204
Fax  +34 93 640 6666
Shareholding: 100%
Rock Refrigeration Ltd
Manchester, England
Tel. +44 161 202 1714
Fax  +44 161 203 4112
Shareholding: 100%
SAR Sul Americana Refrigeracao Ltda
Porto Alegre, Brazil
Tel. +55 51 228 6066
Fax  +55 51 228 0286

Shareholding : 100%
Sabroe (Thailand) Co. Ltd.
Samutsakorn, Thailand
Tel. +66 34 823 725-9
Fax  +66 34 422 634
Shareholding: 49%
Sabroe Kulde A/S
Voyenenga, Norway
Tel. +47 67 17 1100
Fax  +47 67 17 1101
Shareholding: 100%
Rotor Kalteanlagen GmbH
Budapest, Hungary
Tel. +36 1 375 4682
Fax  +36 1 202 7006
Shareholding: 50%
Tynes Tees Forth-UDEC Ltd
Tyne & Wear, England
Tel. +44 191 416 4525
Fax  +44 191 416 8317
Shareholding: 100%
Sabroe de Chile S/A
Santiago, Chile
Tel. +56 2 23 33 088
Fax  +56 2 33 55 776
Shareholding: 100%
Nippon Sabroe Co. Ltd.
Tokyo, Japan
Tel. +81 3 3597 0536
Fax  +81 3 3597 0436
Shareholding: 100%
Sabroe (China) Limited
Hong Kong
Tel. +852 2147 0233
Fax  +852 2147 0113
Shareholding: 75%
Sabroe Refrigeration (Shanghai) Company Limited
Shanghai, China
Tel. +86 21 6326 9305
Fax  +86 21 6326 9307
Shareholding: 75%
Novenco Nippon Ltd
Kobe, Japan

Tel. +81 78 334 2991
Fax  +81 78 334 2993
Shareholding: 50%

Africa
Sabroe South Africa (Pty.) Ltd.
Halfway House, South Africa
Tel. +27 11 312 2170
Fax  +27 11 312 2156
Shareholding: 100%

Associated companies:
Jernstoberiet Dania A/S
Aars, Denmark
Tel. +45 98 62 19 11
Fax  +45 98 62 27 56
Shareholding: 40%
Sabroe Russ Closed Joint Stock Company
St. Petersburg, Russia
Tel. +7 812 542 7017
Fax  +7 812 316 4997
Shareholding: 43%
Tabrid Sabroe Maghreb S.A.
Casablanca, Marocco
Tel. +212 2 676606
Fax  +212 2 278922
Shareholding: 20%
Stal Nissin Corp.
Osaka, Japan
Tel. +81 6 6393 1358
Fax  +81 6 6350 1512
Shareholding: 50%
Hi-Pres Korea Co. Ltd.
Kyungnam, Korea
Tel. +82 525 46 3500
Fax  +82 525 46 3501
Shareholding: 20%
Airvenco Sdn. Bhd.
Selangor, Malaysia
Tel. +60 3703 5885
Fax  +60 3703 3448
Shareholding: 20%

                   YORK INTERNATIONAL CORPORATION AND SABROE
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

          The following unaudited pro forma financial information reflects the combined results of operations of York International Corporation ("York") and Sabroe A/S ("Sabroe") as if the June 10, 1999 acquisition of Sabroe by York had occurred on January 1, 1998 with respect to the information for the year ended December 31, 1998 and January 1, 1999 with respect to the six months ended June 30, 1999. The results of operations are derived from York's historical consolidated statement of operations and Sabroe's historical consolidated statement of operations.

          The unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements of York and of Sabroe. The effect of restructuring, acquisition and integration charges expected to be taken in connection with the acquisition has not been reflected in the pro forma financial information, as the amount of such charges has not yet been determined. The unaudited pro forma financial information does not give effect to anticipated cost savings and revenue enhancement opportunities that may result from the acquisition. For purposes of the unaudited pro forma financial information, the Sabroe assets and liabilities are accounted for at fair values, based on independent appraisals and other information. York is developing a plan for restructuring and integrating Sabroe into the York Refrigeration Group. As restructuring plans are finalized and actions implemented, the amount of unallocated excess of cost over net assets acquired and other accruals may vary from such amounts included for purposes of the unaudited pro forma financial information.

          The unaudited pro forma financial information is for informational purposes only and may not be considered as necessarily indicative of what actual results will be in the future.

          The pro forma adjustments reflected in the accompanying unaudited pro forma financial information are as follows:

          Unaudited Pro Forma Condensed Combined Statement of Operations
          Information:
          (a) Amortize unallocated excess of cost over net assets acquired of $449.5 million over a period of 30 years.
          (b) Amortize trademarks and trade names acquired of $35.5 million over a period of 30 years.
          (c) Amortize Patents and Proprietary technology acquired of $2.1 million over a period of 15 years.
          (d) Recognize net additional interest expense for borrowings related to the acquisition at historical rates.

          (e) Adjust depreciation expense as a result of new fixed asset bases and depreciable lives.
          (f) Acquisition and integration expenses primarily relating to the cost and loss on an option to fix the price of the acquisition. Additional restructuring, acquisition and integration expenses have not yet been determined.
          (g) Record as expense an U.S. GAAP adjustment for a Sabroe acquisition reserve established and subsequently reversed into income during the first quarter 1999.
          (h)  Record adjustment to reflect income tax effect of adjustments.

                 YORK INTERNATIONAL CORPORATION AND SABROE A/S
  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS INFORMATION
                         YEAR ENDED DECEMBER 31, 1998
                                  (unaudited)

(in thousands of U.S. dollars)                       Historical                         Pro forma
                                                    ------------                       -----------

                                                York           Sabroe      Adjustments               Combined
                                             -----------    ------------   -----------              -----------
Net sales                                    $ 3,289,201    $    692,454   $         -              $ 3,981,655

Cost of goods sold                             2,566,265         543,922        (1,865) (e)           3,108,322
                                             -----------    ------------   -----------              -----------

   Gross profit                                  722,936         148,532         1,865                  873,333

Selling, general & administrative expenses       494,232         125,992         7,397  (a,b,c,e)       627,621
                                             -----------    ------------   -----------              -----------
   Income from operations                        228,704          22,540        (5,532)                 245,712

Interest expense, net                             41,527           9,862        23,840  (d)              75,229
Affiliate earnings                                  (126)           (765)            -                     (891)
                                             -----------    ------------   -----------              -----------
   Income before income taxes                    187,303          13,443       (29,372)                 171,374

Income taxes                                      50,810           3,647        (7,968) (h)              46,489
                                             -----------    ------------   -----------              -----------
   Net income                                $   136,493    $      9,796   $   (21,404)             $   124,885
                                             ===========    ============   ===========              ===========

Basic earnings per share                     $      3.38                                            $      3.09
Diluted earnings per share                   $      3.36                                            $      3.07

Weighted average shares common shares
   and common equivalents outstanding:
   Basic                                          40,402                                                 40,402
   Diluted                                        40,622                                                 40,622

                 YORK INTERNATIONAL CORPORATION AND SABROE A/S
  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS INFORMATION
                        SIX MONTHS ENDED JUNE 30, 1999
                                  (unaudited)

(in thousands of U.S. dollars)                      Historical                           Pro forma
                                                   ------------                         -----------

                                                York          Sabroe       Adjustments               Combined
                                             -----------    -----------    -----------              -----------
Net sales                                    $ 1,794,821    $   233,572    $         -              $ 2,028,393

Cost of goods sold                             1,397,825        193,390         (1,053) (e)           1,590,162
                                             -----------    -----------    -----------              -----------

   Gross profit                                  396,996         40,182          1,053                  438,231

Selling, general & administrative expenses       276,758         52,177          3,587  (a,b,c,e,g)     332,522
Acquisition and integration expenses              12,958              -        (12,958) (f)                   -
                                             -----------    -----------    -----------              -----------

   Income from operations                        107,280        (11,995)        10,424                  105,709

Interest expense, net                             22,672          4,253          8,905  (d)              35,830
Affiliate earnings                                (3,042)          (196)             -                   (3,238)
                                             -----------    -----------    -----------              -----------

   Income before income taxes                     87,650        (16,052)         1,519                   73,117

Income taxes                                      28,924         (5,297)           502  (h)              24,129
                                             -----------    -----------    -----------              -----------

Income before cumulative effect
   of accounting change                           58,726        (10,755)         1,017                   48,988

Cumulative effect of accounting changes:
   Write-off of start-up activities (net
   of $442 income tax benefit)                       897              -              -                      897
                                             -----------    -----------    -----------              -----------

   Net income                                $    57,829    $   (10,755)   $     1,017              $    48,091
                                             ===========    ===========    ===========              ===========

Basic earnings per share                     $      1.45                                            $      1.21
Diluted earnings per share                   $      1.44                                            $      1.20

Weighted average shares common shares
   and common equivalents outstanding:
   Basic                                          39,777                                                 39,777
   Diluted                                        40,041                                                 40,041

EXHIBIT INDEX


Exhibit                         Description                         Page Number
Number


23.1           Consent of KPMG C. Jespersen and Deloitte & Touche         6
               Company of State Authorised Public Accountants

                                     - 5 -